SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 9, 1997
                          ----------------------------


                               VIDEO UPDATE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       0-24346                                      41-1461110
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(Commission File Number)                 (I.R.S. Employer Identification No.)


   3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota  55101
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (612) 222-0006
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)









                                TABLE OF CONTENTS

                                    FORM 8-K

                                  July 9, 1997



Item                                                                        Page
----                                                                        ----

ITEM 5.  OTHER EVENTS

         Agreement and Plan of Merger by and among Video Update, Inc.,
         VUI Merger Corp. and Moovies, Inc., dated as of July 9, 1997        1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                                   1

SIGNATURE                                                                    2

EXHIBITS                                                                     E-1





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ITEM 5.  OTHER EVENTS


         On July 9, 1997 Video Update, Inc. ("Video Update"), VUI Merger Corp., a wholly owned subsidiary of Video Update (the "Subsidiary"), and Moovies, Inc., a Delaware corporation ("Moovies"), entered into an Agreement and Plan of Merger (the "Agreement"), which contemplates a merger of the Subsidiary with and into Moovies (the "Merger") in a tax-free reorganization, whereby the Moovies stockholders will receive shares of Class A Common Stock of Video Update in exchange for their capital stock in Moovies. The Merger will become effective subject to the terms and conditions of the Agreement, including, but not limited to, the approval of the stockholders of Video Update and the stockholders of Moovies, of which no assurance can be given. The description of the Agreement contained herein is qualified in its entirety by reference to the Agreement and Plan of Merger attached hereto as Exhibit 2 and incorporated herein by reference.

         Matters discussed herein, including any discussion of or impact, expressed or implied, on the Company's anticipated operating results and future earnings per share contain forward-looking statements that involve risks and uncertainties. The Company's results may differ significantly from the results indicated by such forward-looking statements. The acquisition is subject to several conditions, including bank approvals for both companies. No assurances can be given that the above described acquisition will be completed, on a timely basis, if at all. In addition, if the acquisition is completed, no assurance can be given that the Company will be successful in timely integrating and managing the operating, purchasing, marketing and management information systems of the two companies or that the Company will be able to hire, train, retrain and assimilate selected individuals employed at acquired stores. Additionally, the Company's operating results may be affected by many factors, including but not limited to variations in the number and timing of store openings and acquisitions, weather (particularly on weekends and holidays), the public acceptance of new release titles available for rental, competition, marketing programs, special or unusual events and other events and other factors that may affect retailers in general. These and other risks are detailed from time to time in the Company's SEC reports, including Form 10K for the year ended April 30, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a.       Financial statements of businesses acquired.

                  Not applicable.

         b.       Pro forma financial information.

                  Not applicable.

         c.       Exhibits.

                  The following exhibits are filed with this report.

            Exhibit
              No.                             Title
              ---                             -----

               2 Agreement and Plan of Merger by and among Video Update, Inc., VUI Merger Corp. and Moovies, Inc., dated as of July 9, 1997

              99        Press Release.

                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Video Update, Inc.



Dated:  July 10, 1997                                 By:/s/ Daniel A. Potter
                                                         --------------------
                                                         Daniel A. Potter
                                                         Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


  Exhibit
    No.                                 Title
    ---                                 -----

    2 Agreement and Plan of Merger by and among Video Update, Inc., VUI Merger Corp. and Moovies, Inc., dated as of July 9, 1997

   99           Press Release.

                Copies of the Exhibits and Schedules will be provided to the Commission upon request


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